American Beacon Zebra Global Equity Fund
American Beacon Zebra Small Cap Equity Fund
American Beacon Flexible Bond Fund
American Beacon SiM High Yield Opportunities Fund
American Beacon The London Company Income Equity Fund

Supplement dated October 18, 2013
to the
Prospectus dated December 31, 2012

The information below supplements the Prospectus dated December 31, 2012 and is in addition to any other supplement(s):

At the end of the “Valuation of Shares” section on page 50, the following sentence is added:

You may view a Fund’s most recent NAV per share at www.americanbeaconfunds.com by clicking on “Quick Links” and then “Daily NAVs.”

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE